Supplement to

CALVERT SOCIAL INDEX FUND

Calvert Equity and Asset Allocation Funds Prospectus
Class A, B, C and Y
dated January 31, 2012

Calvert Equity and Asset Allocation Funds Prospectus
Class I
dated January 31, 2012

Date of Supplement: December 18, 2012

The Calvert Social Index Series, Inc. Board of Directors has approved (1) the removal of World Asset Management, Inc. (“World Asset”) as investment subadvisor for Calvert Social Index Fund (the “Fund”) and (2) the assumption of the day-to-day management of the Fund by the current investment advisor, Calvert Investment Management, Inc., effective as of December 11, 2012.

Accordingly, under “Portfolio Management” in the Fund Summary for the Fund on page 11 (page 13 for Class I

Prospectus), delete the current disclosure and replace it with the following:

In addition, under “Management of Fund Investments – More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert Social Index Fund” on page 79 (page 58 for Class I Prospectus), delete the information relating to World Asset and insert the following:

Calvert Investment Management, Inc.
See “About Calvert” above.

Natalie A. Trunow, Senior Vice President, Chief Investment Officer – Equities, manages the day-to-day investment of assets of the Fund.